MediaOne Group, Inc.
Key Operating Statistics- Pro Forma (1)

In thousands, except                  Dec. 31,     Sept. 30,    Dec. 31,
   dollar amounts                      1998          1998        1997
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OPERATING STATISTICS- DOMESTIC CABLE
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MediaOne Domestic Cable Statistics
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  Homes Passed                        8,512         8,476       8,373
  Basic Video Subscribers             4,965         4,952       4,915
  Basic Video Subscriber
   Growth (Y/Y)                         1.0%          1.3%        1.6%
  Basic Video Penetration              58.3%         58.4%       58.7%
  Advanced Analog Video
   Subscribers                        1,062           912         N/A

  HSD Subscribers                        84            53          21

  Telco Subscribers                      10             4           -
  Telco Lines                            13             5           -

Results Per Subscriber
----------------------
  Video Monthly
   Revenue per Subscriber        $    41.17    $    40.68   $   38.20
  Total Monthly Broadband
   Revenue per Subscriber        $    42.27    $    41.57   $   38.66

  Video EBITDA Margin
   (with Year 2000 costs)              41.6%         40.3%       43.9%
  Total EBITDA Margin                  37.5%         37.0%       41.8%

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Time Warner Entertainment (2)
  Homes Passed                       17,453        15,950      15,443
  Basic Video Subscribers            10,794         9,980       9,676
  HSD Subscribers                       104            73          26

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(1) Results reflect pro forma adjustments for acquisitions, dispositions and other asset transactions.
(2) MediaOne Group has 50% management control of TWE domestic broadband business and a 25.51% equity ownership.
    TWE numbers are as reported versus normalized numbers.
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MediaOne Group, Inc.
Key Operating Statistics- Pro Forma (1)

                                  Dec. 31,      Sept. 30,      Dec. 31,
In thousands                       1998           1998          1997
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OPERATING STATISTICS (Venture Level)-
INTERNATIONAL BROADBAND
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U.K. and European Cable/Telco (2)
  Homes Passed                     5,369         5,316         5,185
  Video Subscribers                1,896         1,831         1,787
  Telephone Lines                  1,600         1,525         1,342

Asian Cable/Telco
  Homes Passed                     1,756         1,579         1,268
  Video Subscribers                  245           218           153
  Telephone Lines                      5             3             -

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OPERATING STATISTICS (Venture Level)-
INTERNATIONAL WIRELESS
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
One 2 One
  POPs                            58,000        58,000       58,000
  Subscribers                      1,921         1,482        1,014
  Subscriber Growth (Y/Y)           89.4%         83.4%        86.1%

Central European Wireless
  POPs                            63,900        63,900       63,900
  Subscribers                      2,205         1,913        1,178
  Subscriber Growth (Y/Y)           87.2%         78.5%       120.6%

Asian and Other Wireless
  POPs                            74,000        74,000       74,000
  Subscribers                        152           138          104

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OPERATING STATISTICS (Venture Level)-
TOTAL INTERNATIONAL SERVICES
-------------------------------------

  Video Subscribers                2,141         2,049        1,940
  Wireless Subscribers             4,278         3,533        2,296
  Telephone Lines                  1,605         1,528        1,342
                               ---------      ---------    ---------
  Total International
   Subscriptions                   8,024         7,110        5,578
     Growth (Y/Y)                   43.9%         37.8%         N/A

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(1) Results reflect pro forma adjustments for acquisitions, dispositions and other asset transactions.
(2) MediaOne International increased its ownership in Telewest from 26.8% throughout the second quarter to 21.6% in the third quarter and 29.9% in the fourth quarter.
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